United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                        Date of Report: August 29, 2002

                        Commission File Number: 000-30809

                   ELECTRONIC CORPORATE FILING SERVICES, INC.


Nevada                                                                91-2019712
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)

22226  Caminito  Tasquillo,  Laguna  Hills,  CA                            92653
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:         (949)  248-1765

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None

Securities  registered  pursuant  to  Section  12(g)  of  the  Act: Common Stock



     ITEM 6. RESIGNATION OF REGISTRANTS DIRECTORS. The resignation of Sebastian Gibson, President/Director has been approved as of Monday August 26, 2002, by the Board of Directors. Curtis Fox is the Sole Officer/Director remaining.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

                   ELECTRONIC CORPORATE FILING SERVICES, INC.



                                  /s/Curtis Fox
                                   Curtis Fox
                        sole remaining officer/director


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